STANDISH SHORT-TERM ASSET RESERVE FUND
                                   PROSPECTUS

                                 January 2, 1998

The Standish Short-Term Asset Reserve Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust ("Trust"), an open end investment company. The Fund invests solely in the Standish Short-Term Asset Reserve Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio ("Portfolio Trust"), an open end investment company. Standish, Ayer & Wood, Inc. ("Standish"), Boston, Massachusetts, is the investment adviser to the Portfolio.

Investors may purchase shares in the Fund without charge from Standish Fund Distributors, L.P. An application may be obtained by calling (800) 729-0066.


Standish's primary investment management and research focus is at the security and industry/sector level. Standish seeks to add value to the Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of the Fund's portfolio to reflect interest rate forecasts. Standish utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. Privately held by twenty-three employee/directors and headquartered in Boston, Massachusetts, the firm employs over eighty investment professionals with a total staff of more than two hundred.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated January 2, 1998, as amended or supplemented from time to time. The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge upon request from (800) 729-0066.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Fund involves investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Fund are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Fund may not legally be sold. Contact Standish Fund Distributors to determine whether the Fund is available for sale in your state.

                                TABLE OF CONTENTS

Expense Information.........................................................3
Financial Highlights........................................................5
Investment Objective and Policies...........................................6
Description of Securities and Related Risks.................................7
Investment Techniques and Related Risks....................................11
Information about the Master-Feeder Structure..............................16
Calculation of Performance Data............................................17
Dividends and Distributions................................................17
Purchase of Shares.........................................................17
Net Asset Value............................................................18
Exchange of Shares.........................................................19
Redemption of Shares.......................................................20
Management.................................................................22
Federal Income Tax.........................................................23
The Fund and Its Shares....................................................24
Custodian, Transfer Agent and Dividend Disbursing Agent....................25
Independent Accountants....................................................25
Legal Counsel..............................................................25
Tax Certification Instructions.............................................25

                               EXPENSE INFORMATION


Total operating expenses are based on expenses incurred by the Fund for the fiscal year ended December 31, 1996 and include expenses of the Fund and estimated expenses of the Portfolio, adjusted for current expenses and expense limitations. The Trust's Trustees believe that the Fund's total operating expenses are approximately equal to or less than what would be the case if the Fund did not invest all of its investable assets in the Portfolio.


Shareholder Transaction Expenses

      Maximum Sales Load Imposed on Purchases                           None
      Maximum Sales Load Imposed on Reinvested Dividends                None
      Deferred Sales Load                                               None
      Redemption Fees                                                   None

Annual Operating Expenses (as a percentage of average net assets)


      Management Fees (after expense limitation)(1)                     0.21%*
      12b-1 Fees                                                        None
      Other Expenses+                                                   0.14%
                                                                        ----
      Total Operating Expenses (after expense limitation)               0.35%*
                                                                        ====


----------
      (1)As of the close of business on January 1, 1998, the Fund transferred its investable assets to the Portfolio in exchange for an interest in the Portfolio. Prior to such date, the Trust, on behalf of the Fund, retained Standish as its investment adviser.


      *Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the master-feeder structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. In the absence of this agreement, Management Fees and Total Operating Expenses (as a percentage of average net assets) of the Fund and the Portfolio are estimated to be 0.25% and 0.39%. Standish may terminate or revise this agreement at any time although it has no current intention to do so.


      +Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

      Hypothetically assume that the Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

                                                                 Short-Term
                                                               Asset Reserve
                                                                   Fund
                                                                   ----

After 1 Year.....................................................  $ 4
After 3 Years....................................................  $11
After 5 Years....................................................  $20
After 10 Years...................................................  $40

      The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about the Fund's expenses.

FINANCIAL HIGHLIGHTS


      The financial highlights for the periods ended December 31 after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Fund, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Fund's annual report, which contains additional information about the Fund's performance, may be obtained from Standish Fund Distributors without charge. The financial highlights for the period ended June 30, 1997 are unaudited.


Short-Term Asset Reserve Fund                                                     Year Ended December 31,
                                                 Six Months
                                                   Ended
                                                  June 30,
                                                    1997
                                                 (Unaudited)    1996        1995        1994        1993        1992*

Net asset value - beginning of period              $19.50      $19.55      $19.22      $19.79      $19.96      $20.46
                                                 --------    --------    --------    --------    --------    --------
Income from investment operations
   Net investment income                            $0.56       $1.11       $1.13       $1.01       $1.31       $1.35
   Net realized and unrealized gain
   (loss) on investments                            (0.02)      (0.04)       0.33       (0.57)      (0.17)      (0.48)
                                                 --------    --------    --------    --------    --------    --------
   Total from investment operations                 $0.54       $1.07       $1.46       $0.44       $1.14       $0.87
Less distributions declared
to shareholders
   From net investment income                      ($0.56)     ($1.12)     ($1.12)     ($1.01)     ($1.31)     ($1.35)
   In excess of net investment income                  --          --       (0.01)         --          --          --
   From net realized gain on investments               --          --          --          --          --       (0.02)
                                                 --------    --------    --------    --------    --------    --------
   Total distributions declared to shareholders    ($0.56)     ($1.12)     ($1.13)     ($1.01)     ($1.31)     ($1.37)
                                                 --------    --------    --------    --------    --------    --------

   Net asset value - end of period                 $19.48      $19.50      $19.55      $19.22      $19.79      $19.96
                                                 ========    ========    ========    ========    ========    ========

Total return1                                        2.80%       5.62%       7.85%       2.27%       5.08%       4.33%
Ratios (to average daily net assets)/
Supplemental Data
   Net assets at end of period                   $245,600    $194,074    $243,500    $277,017    $275,080    $289,969
  (000 omitted)
   Expenses                                          0.37%       0.35%       0.33%       0.33%       0.33%       0.37%
   Net investment income                             5.79%       5.75%       5.95%       5.24%       5.82%       6.60%

   Portfolio turnover                               79.00%     156.00%     208.00%     154.00%     182.00%     167.00%

Short-Term Asset Reserve Fund                         Year Ended December 31,




                                                    1991*       1990*      1989*@

Net asset value - beginning of period              $20.20      $20.14      $20.00
                                                 --------    --------    --------
Income from investment operations
   Net investment income                            $1.47       $1.66       $1.69
   Net realized and unrealized gain
   (loss) on investments                             0.37        0.07        0.14
                                                 --------    --------    --------
   Total from investment operations                 $1.84       $1.73       $1.83
Less distributions declared
to shareholders
   From net investment income                      ($1.47)     ($1.66)     ($1.69)
   In excess of net investment income                  --          --          --
   From net realized gain on investments            (0.11)      (0.01)         --
                                                 --------    --------    --------
   Total distributions declared to shareholders    ($1.58)     ($1.67)     ($1.69)
                                                 --------    --------    --------

   Net asset value - end of period                 $20.46      $20.20      $20.14
                                                 ========    ========    ========

Total return1                                        9.41%       8.96%     9.54%t
Ratios (to average daily net assets)/
Supplemental Data
   Net assets at end of period                   $266,256    $105,303     $66,167
  (000 omitted)
   Expenses                                          0.38%       0.45%     0.50%t
   Net investment income                             7.17%       8.17%     8.52%t

   Portfolio turnover                              134.00%     128.00%     132.00%

 t Computed on an annualized basis.
 * Audited by other auditors.
 @ For the period from January 3, 1989 (start of business) to December 31, 1989. 1 The Fund's performance benchmark is the IBC/Donoghue Money Market Average/All
   Taxable Index. See "Calculation of Performance Data" for a description of the benchmark. The average annual total return of this benchmark for each year since the Fund's inception was as follows (this total return information is not audited):

                                1996        1995        1994         1993        1992       1991        1990       1989
Total Return:
   IBC/Donoghue                 4.90%       5.50%       3.74%        2.71%       3.39%      5.79%       7.82%      8.90%
   Money Market
   Average/All Taxable Index

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Strategy for the Standish Short-Term Asset Reserve Fund

      The Fund's investment objective and policies are set forth below. Because the Fund invests all of its investible assets in the Portfolio, the investment objective and characteristics of the Fund correspond directly to those of the Portfolio. This structure, where one fund invests all of its investable assets in another investment company, is described under the caption "Information About the Master-Feeder Structure" below. The following discusses the investment objective and policies of the Portfolio. Because of the uncertainty inherent in all investments, no assurance can be given that the Portfolio will achieve its investment objective.

      Investment Objective. The Portfolio's investment objective is to achieve a high level of current income consistent with preserving principal and liquidity.

      Securities. The Portfolio invests in a broad range of investment grade money market instruments and short-term fixed-income securities. The Portfolio may invest in all types of income producing securities, including bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, shares of real estate investment trusts ("REITs"), convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks (including convertible preferred stock), and other money market instruments (such as negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and prime commercial paper). These income producing securities may be issued by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises, U.S. and foreign banks, U.S. and (solely with respect to prime commercial paper) foreign corporations. The Portfolio limits its investments in each of tax-exempt securities and in preferred stocks to 10% of its total assets.

      The Portfolio may purchase securities that pay income on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. The Portfolio may enter into repurchase agreements, reverse repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis and engage in short sales.


      Credit Quality. The Portfolio invests primarily in high grade securities. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A, A-1 or Duff-1 by Standard and Poor's Rating Group ("Standard & Poor's"), Duff & Phelps, Inc. ("Duff") or Fitch Investors Service, Inc. ("Fitch") or, if unrated, determined by Standish to be of comparable credit quality. The Portfolio may also invest up to 15% of its total assets in securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the

Portfolio is expected to be at least at Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.


      Securities rated in the lowest category of investment grade (Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch) are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. If a security is rated differently by two or more rating agencies, Standish uses the highest rating to compute the Portfolio's credit quality and also to determine its rating category. If a security held by the Portfolio is downgraded, Standish will determine whether to retain that security in the Portfolio's portfolio.

      Maturity. All securities held by the Portfolio will have an effective or remaining maturity of 3.25 years or less from the date of settlement, except that up to 10% of the Portfolio's total assets may be represented by securities with effective maturities or redemption dates, put dates or coupon dates of between 3.25 and five years. The maturity limitation does not apply to U.S. Treasury notes or bonds with maturities of longer than 3.25 years, which may be purchased by the Portfolio in conjunction with the sale of note or bond futures contracts or with certain equivalent options positions which are designed to hedge the notes or bonds in such a way as to create a synthetic short-term instrument. The Portfolio's average dollar-weighted effective portfolio maturity will not exceed 18 months.

                            DESCRIPTION OF SECURITIES
                                AND RELATED RISKS

General Risks

      Investment in the Fund involves certain risks. The Portfolio invests primarily in high grade fixed income securities described above and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing the Portfolio to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and the Portfolio will suffer from the inability to invest in higher yield securities.

Securities and Specific Risks

      The following sections include descriptions of specific risks that are associated with the Portfolio's purchase of a particular type of security or the utilization of a specific investment technique.

      Corporate Debt Obligations. The Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      U.S. Government Securities. The Portfolio may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")) or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

      Mortgage-Backed Securities. The Portfolio may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair the Portfolio's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase the Portfolio's exposure to rising interest rates and prevent the Portfolio from taking advantage of such higher yields.

      GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. See the Statement of Additional Information for additional descriptions of GNMA, FNMA and FHLMC certificates.

      Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass- through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Portfolio does not intend to purchase residual interests in REMICs.

      Asset-Backed Securities. The Portfolio may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

      Convertible Securities. The Portfolio may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. The Portfolio limits its investments in preferred stock to no more than 10% of its total assets. Convertible debt securities and preferred stock acquired by the Portfolio entitle the Portfolio to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

      Inverse Floating Rate Securities. The Portfolio may invest only in inverse floating rate securities that present specific investment opportunities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

      Zero Coupon and Deferred Payment Securities. The Portfolio may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The Portfolio is required to accrue income with respect to these securities prior to the receipt of cash payments. Because the Fund will distribute its share of this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Structured or Hybrid Notes. The Portfolio may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Portfolio to gain exposure to the benchmark market while fixing the maximum loss that it may experience in the event that the market does not perform as expected. Depending on the terms of the note, the Portfolio may forego all or part of the interest and principal that would be payable on a comparable conventional note. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

      Eurodollar and Yankee Dollar Investments. The Portfolio may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in

Europe. Yankee dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Portfolio may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

      Tax-Exempt Securities. The Portfolio is managed without regard to potential tax consequences. If Standish believes that tax-exempt securities will provide competitive returns, the Portfolio may invest up to 10% of its total assets in tax-exempt securities. The Fund's distributions of its share of interest earned from these investments will be taxable.

      Real Estate Investment Trusts. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Code.

                            INVESTMENT TECHNIQUES AND
                                  RELATED RISKS

      Strategic Transactions. The Portfolio may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rate and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into index, total return and other swap transactions (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or interest rate fluctuations, to seek to protect the Portfolio's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

      The ability of the Portfolio to utilize Strategic Transactions successfully will depend on Standish's ability to predict pertinent market and interest rate movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

      Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Standish's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolioto hold a security it might otherwise sell.

      The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging and managing effective maturity and duration should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, they can limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options and entering into futures transactions is potentially unlimited.

      The Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to no more than 1% of net assets. In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related position. See the Statement of Additional Information for further information regarding the Portfolio's use of Strategic Transactions.


      When-Issued and Delayed Delivery Securities. The Portfolio may invest up to 10% of its net assets in when-issued or delayed delivery basis securities. Although the Portfolio will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Portfolio may dispose of these securities prior to settlement, if Standish deems it appropriate to do so. The payment obligation and interest rate on these securities is fixed at the time the Portfolio enters into the commitment, but no income will accrue to the Portfolio until they are delivered and paid for. Unless the Portfolio has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Portfolio's commitment must be segregated to secure the Portfolio's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Portfolio.


      Repurchase Agreements. The Portfolio may invest up to 25% of its net assets in repurchase agreements. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by the Portfolio will always be fully collateralized as to principal and interest by U.S. Government securities and money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by Standish.


      Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to 15% of its net assets. In a reverse repurchase agreement the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account containing cash or liquid assets having a value not less than the repurchase price (including accrued interest) that is marked to market daily. Reverse repurchase agreements involve the risks that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to repurchase the securities. The staff of the Securities and Exchange Commission ("SEC") considers reverse repurchase agreements to be borrowings by the Portfolio under the Investment Company Act of 1940 ("1940 Act"). ThePortfolio intends to enter into reverse repurchase agreements to provide cash to satisfy redemption requests and to avoid liquidating securities during unfavorable market conditions.

      Forward Roll Transactions. To seek to enhance current income, the Portfolio may invest up to 10% of its net assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, the Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Portfolio which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time that the Portfolio enters into aforward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value at least equal to the repurchase price (including accrued interest).

      Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction) to increase the net asset value of the Portfolio's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the Portfolio, the net asset value of the Portfolio would fall faster than would otherwise be the case.

      Restricted and Illiquid Securities. The Portfolio may invest up to 10% of its net assets in illiquid investments. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, swaps and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

      The Portfolio Trust's Board of Trustees has adopted guidelines and delegated to Standish the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by the Portfolio and thus indirectly by the Fund's shareholders. It may also result in the Portfolio's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" for the Fund's portfolio turnover rates.

      Short-Term Trading. The Portfolio will sell a portfolio security without regard to the length of time such security has been held if, in Standish's view, the security meets the criteria for disposal.

      Temporary Defensive Investments. The Portfolio may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating- rate notes, repurchase agreements and commercial paper rated A-2 by Moody's or P-2 or Duff-2 by Standard & Poor's, Duff or Fitch.

      Investment Restrictions. The investment objective and investment policies set forth in this Prospectus of the Fund and the Portfolio are not fundamental and may be changed by the Board of Trustees without the approval of shareholders except that the Fund's 15% limit on reverse repurchase agreements is fundamental. The Fund and the Portfolio have adopted fundamental policies which may not be changed without the approval of the Fund's shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial situation.

                              INFORMATION ABOUT THE
                             MASTER-FEEDER STRUCTURE

      The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has an identical investment objective. The Fund is a feeder fund and the Portfolio is the master fund in what is referred to as the master-feeder structure.

      In addition to the Fund, other feeder funds may invest in the Portfolio, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolio on the same terms as the Fund and bear a proportionate share of the Portfolio's expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Fund, which may produce different investment results.

      There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in the Portfolio may reduce the diversification of the Portfolio's investments, reduce economies of scale and increase the Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of the Portfolio that is not approved by the Trust's Board of Trustees, the Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of the Fund's interest in the Portfolio might cause the Fund to incur expenses it would not otherwise be required to pay.

      If the Fund is requested to vote on a matter affecting the Portfolio, the Fund will call a meeting of the Fund's shareholders to vote on the matter. The Fund will vote on any matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote the shares held by Fund shareholders who do not vote in the same proportion as the shares of Fund shareholders who do vote.

      A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and the Portfolio Trust.

                         CALCULATION OF PERFORMANCE DATA

      From time to time the Fund may advertise its yield and average annual total return information. Average annual total return is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. The Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

      The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

      From time to time, the Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

      IBC/Donoghue Money Market Average/All Taxable Index. This index is generally considered to be representative of the performance of domestic, taxable money market funds and the One Year Treasury Bills.

                          DIVIDENDS AND DISTRIBUTIONS

      Dividends from net investment income for the Fund will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gain or loss, expense, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

      Shares of the Fund may be purchased from Standish Fund Distributors, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by Investors Bank & Trust Company, the Fund's Custodian. Please see the Fund's account application or call (800) 221-4795 for instructions on how to make payment for shares to the Custodian. The Fund requires minimum initial investments of $1,000,000. Additional investments must be in amounts of at least $100,000. Certificates for Fund shares are generally not issued.


      Shares of the Fund may also be purchased through brokers and dealers. Orders for the purchase of Fund shares received by brokers and dealers by the close of regular trading on the New York Stock Exchange ("NYSE") on any business day and transmitted to Standish Funds Distributor or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodian that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of brokers and dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its business day. Shares of the Fund purchased through brokers and dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Fund, Standish Fund Distributors or Standish.


      In the sole discretion of the Trust, the Fund may accept securities instead of cash for the purchase of shares. The Trust will ask Standish to determine that any securities acquired by the Fund in this manner are consistent with the investment objective, policies and restrictions of the Portfolio. The securities will be valued in the manner stated below. Purchasing shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

      The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. The Fund's investment minimums do not apply to accounts for which Standish or any of its affiliates serves as investment adviser or to employees of Standish or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.

                                 NET ASSET VALUE

      The Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of the Fund's investment in the Portfolio and other assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Securities not listed on an exchange or national securities market, certain mortgage-backed and asset-backed securities and securities for which there were no reported transactions are valued at the last quoted bid prices. Fixed income securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by Standish in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing. Money market instruments with less than sixty days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                               EXCHANGE OF SHARES

      Shares of the Fund may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

      Written Exchanges. Shares of the Fund may be exchanged by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.

      Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.

      General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy theminimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

      Shares of the Fund may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption or repurchase request in proper form.

      Written Redemption. Shares of the Fund may be redeemed by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securitiesbroker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it is assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

      Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221- 4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

      Repurchase Order. In addition to written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m., New York City time). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

      Telephone Transactions. By maintaining an account that is eligible for telephone exchange and redemption privileges, the shareholder authorizes Standish, Standish Fund Distributors, the Trust and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephone instructions are genuine, and follows telephone instructions that it reasonably believes to be genuine, neither Standish, Standish Fund Distributors, the Trust, the Fund, the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

      Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transaction procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded.

      Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

                                     * * * *

      The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Portfolio's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in securities for this purpose. Please see the Statement of Additional Information for further information.

      The Fund may redeem, at net asset value, the shares in any account which has a value of less than $250,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount equal to or above the stated minimum.

                                   MANAGEMENT

      Trustees. The Fund is a separate investment series of Standish, Ayer & Wood Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. The Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

      Investment Adviser. Standish, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement and manages the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers

Act of 1940. Standish provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of September 30, 1997, Standish managed approximately $37 billion of assets.


      The Portfolio has two portfolio managers -- Ms. Jennifer Pline and Ms. Barbara J. McKenna. Ms. Pline was a portfolio manager of the Fund's portfolio since 1991 and has been a portfolio manager of the Portfolio's portfolio since the Fund's conversion to the master-feeder structure on January 1, 1998. During the past five years, Ms. Pline has served as a Vice President of Standish. Ms. McKenna has been a portfolio manager of the Portfolio's portfolio since January 1998. Ms. McKenna has served as a Vice President of Standish since 1996.


      Subject to the supervision and direction of the Trustees of the Portfolio Trust, Standish manages the Portfolio in accordance with its investment objective and policies, recommends investment decisions, places orders to purchase and sell securities and permits the Portfolio to use the name "Standish." For these services, the Portfolio pays a monthly fee at a stated annual percentage rate of the Portfolio's average daily net asset value:

                              Contractual Advisory
                                 Fee Annual Rate
                                 ---------------

Short-Term Asset Reserve
Portfolio                            0.25%

      Administrator. Standish serves as administrator to the Fund. As administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

      Expenses. The Portfolio and the Fund each bears the expenses of its respective operations other than those incurred by Standish under the investment advisory agreement or by Standish under the administration agreement. The Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; and expenses of notices and reports to interest holders. The Fund pays shareholder servicing fees and expenses, expenses of printing prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. The Fund and the Portfolio pay legal and auditing fees; registration and reporting fees and expenses. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

      Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.


      See the footnotes to the Expense Information table for a description of Standish's voluntary expense limitation for the Fund. The Fund's total annual operating expenses for the fiscal year ended December 31, 1996 are described above under the caption "Financial Highlights."


      Portfolio Transactions. Subject to the supervision of the Trustees of the Portfolio Trust, Standish selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. Standish will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio and may consider the extent to which a broker or dealer provides research to Standish and the number of Fund shares sold by the broker or dealer in making its selection.

                              FEDERAL INCOME TAXES

      The Fund is a separate entity for federal tax purposes and intends to qualify for each taxable year for taxation as a "regulated investment company" under the Code. If it qualifies as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

      Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. Only a small portion, if any, of these dividends may qualify for the corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions may be taxable at different maximum rates, lower than the maximum rate applicable to ordinary income, and the applicable rates may depend on the holding periods for the assets with respect to which the gains were recognized. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events for taxable shareholders.

      Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification numberand certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from that Fund.

      After the close of each calendar year, the Fund will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

      The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Fund offered in this Prospectus, the Trust offers other series to the public. Shareholders of the Fund are entitled to one full or fractional vote for each Fund share or fraction thereof. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call ameeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other.

      The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Portfolio, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.

      Inquiries concerning the Fund should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

                            CUSTODIAN, TRANSFER AGENT
                          AND DIVIDEND DISBURSING AGENT

      Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's transfer agent, dividend disbursing agent and as custodian for all cash and securities of the Fund and the Portfolio. Investors Bank & Trust Company also provides accounting services to the Fund.

                             INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 serves as independent accountants for the Trust and the Portfolio Trust and will audit the Fund's and the Portfolio's financial statements annually.

                                  LEGAL COUNSEL

      Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and Standish and its affiliates.

                                TAX CERTIFICATION
                                  INSTRUCTIONS

      Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. The Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

      For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

      Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                     STANDISH SHORT-TERM ASSET RESERVE FUND

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                                  P.O. Box 1407
                              One Financial Center
                           Boston, Massachusetts 02111

Principal Underwriter                           Independent Accountants
Standish Fund Distributors, L.P.                Coopers & Lybrand L.L.P.
P.O. Box 1407                                   One Post Office Square
One Financial Center                            Boston, Massachusetts  02109
Boston, MA  02111

Custodian                                       Legal Counsel
Investors Bank & Trust Company                  Hale and Dorr LLP
200 Clarendon Street                            60 State Street
Boston, Massachusetts  02116                    Boston, Massachusetts  02109

              ----------------------------------------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

   January 2, 1998

   STANDISH SHORT-TERM ASSET RESERVE FUND
   P.O. Box 1407
   One Financial Center
   Boston, Massachusetts 02111
   (800) 729-0066

   STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated January 2, 1998, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish Short-Term Asset Reserve Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.

   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

   CONTENTS

   Investment Objective and Policies     2
   Investment Restrictions              17
   Calculation of Performance Data      20
   Management                           23
   Purchase and Redemption of Shares    34
   Portfolio Transactions               34
   Determination of Net Asset Value     35
   The Fund and Its Shares              37
   The Portfolio and its Investors      38
   Taxation                             39
   Additional Information               43
   Experts and Financial Statements     43

   INVESTMENT OBJECTIVE  AND POLICIES

   The Prospectus describes the investment objective and policies of the Fund. The following discussion supplements the description of the Fund's investment objective and policies in the Prospectus.

   As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Short-Term Asset Reserve Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fund. Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") is the adviser to the Portfolio.

   Since the investment characteristics of the Fund correspond directly to those of the Portfolio, the following discusses the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of the Fund's and the Portfolio's investment objective, policies and restrictions.

   Effective July 1, 1995, the Fund changed its name from the Consolidated Standish Short-Term Asset Reserve Fund to the Standish Short-Term Asset Reserve Fund.

   Maturity and Duration. The effective maturity of an individual portfolio security in which the Portfolio invests is defined as the period remaining until the earliest date when the Portfolio can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Portfolio of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to the Portfolio than was anticipated at the time the securities were purchased. The Portfolio's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Portfolio.

   Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the Portfolio will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influences of interest rates on prepayments and coupon flows. The Portfolio may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, the use of mortgage swaps and interest rate swaps, caps, floors and collars.

   Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

   U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

   A repurchase agreement is an agreement under which the Portfolio acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Portfolio until they are repurchased. The Trustees will monitor the standards that the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Portfolio.

   The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

   Structured or Hybrid Notes. As more fully described in the Prospectus, the Portfolio may invest in structured or hybrid notes. It is expected that not more than 5% of the Portfolio's net assets will be at risk as a result of such investments. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the Portfolio's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Portfolio's limitations on investments in illiquid securities.

   Mortgage-Related Obligations. Some of the characteristics of mortgage-related obligations and the issuers or guarantors of such securities are described below.

   Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

   As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

   GNMA Certificates. The Government National Mortgage Association ("GNMA") was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly-owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA-insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

   GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

   Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

   GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

   Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

   The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

   Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

   FHLMC Participation Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").

   Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

   Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

   FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

   A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-trough securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

   A typical CMO structure contains four tranches, which are generally referred to a classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

   The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The Adviser would purchase a Z bond for the Portfolio if it expected interest rates to decline.

   FNMA Securities. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

   FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

   Privately-Issued Mortgage Loan Pools. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

   Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchase. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

   Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

   In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

   The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors.

   Before rating an issue, a rating agency such as Standard & Poor's Rating Group ("Standard & Poor's) or Moody's Investors Service, Inc. ("Moody's) will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

   Strategic Transactions. The Portfolio may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.

   In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities market or interest rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to seek to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 1% of its net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the Portfolio may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the near-term Eurodollar futures position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

   Risks of Strategic Transactions. The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Writing put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. Writing options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 1% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

   General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."

   A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Portfolio may purchase a call option on a security, futures contract, index or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

   With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

   The Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

   The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counter-parties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will generally sell (write) OTC options that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to the Portfolio's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

   Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.

   If the Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.

   The Portfolio may purchase and sell (write) put and call options on securities, including U.S. Treasury and agency securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets and on securities indices and futures contracts.

   All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, the Portfolio may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position. Even though the Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

   The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a price above the market price.

   Options on Securities Indices and Other Financial Indices. The Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio.

   General Characteristics of Futures. The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by the Portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Portfolio, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

   The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

   Combined Transactions. The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions, structured notes and any combination of futures, options and interest rate transactions ("component transactions") instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

   Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolio may enter are interest rate, index and total return swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 1% of its net assets at any one time. The Portfolio will not sell interest rate caps, floors or collars where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

   The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and they are ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.

   Eurodollar Contracts. The Portfolio may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

   Use of Segregated Accounts. The Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Portfolio will cover Strategic Transactions as required by interpretive positions of the staff of the SEC. The Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account in the amount prescribed. In that case, the value of such segregated account would be maintained in amount at least equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Portfolio's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

   "When-Issued" and "Delayed Delivery" Securities. The Portfolio may invest up to 10% of its net assets in securities purchased on a "when-issued" or "delayed delivery" basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Although the Portfolio will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the Adviser. The Portfolio may also, with respect to up to 25% of its net assets, enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

   Unless the Portfolio has entered into an offsetting agreement to sell the securities purchased on a "when-issued" or "forward commitment" basis, cash or liquid obligations with a market value equal to the amount of the Portfolio's commitment will be segregated. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Portfolio's commitment.

   Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued", "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.

   Portfolio Turnover. It is not the policy of the Portfolio to purchase or sell securities for trading purposes. However, the Portfolio does not place any restrictions on portfolio turnover and may sell any portfolio security without regard to the period of time it has been held. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or relevant economic conditions. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Portfolio and thus indirectly by its interestholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which by an interestholder in the Portfolio are taxable as ordinary income.

   INVESTMENT RESTRICTIONS

   The Fund and the Portfolio have adopted the following fundamental policies. Each of the Fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio.

   As a matter of fundamental policy, the Portfolio (Fund) may not:

   1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

   2. Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Portfolio's (Fund's) total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Portfolio (Fund) may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Portfolio's (Fund's) investment policies, shall not constitute borrowing.

   3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

   4. Purchase or sell real estate except that the Portfolio (Fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (Fund) as a result of the ownership of securities.

   5. Purchase or sell commodities or commodity contracts, except the Portfolio
(Fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies.

   6. Make loans, except that the Portfolio (Fund) (1) may lend portfolio securities in accordance with the Portfolio's (Fund's) investment policies up to 33 1/3% of the Portfolio's (Fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

   7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (Fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (Fund).

   8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

   The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

   a. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

   b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

   c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

   d. Invest more than 15% of its net assets in securities which are illiquid.

   e. Purchase additional securities if the Portfolio's (Fund's) borrowings exceed 5% of its net assets. Notwithstanding any fundamental or non-fundamental policy, the Fund may invest all of its assets (other than assets which are not "investment securities"

(as defined in the 1940 Act) or are excepted by the SEC) in an open-end investment company with substantially the same investment objective as the Fund.

   For the purposes of fundamental restriction 8, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Fundamental restriction 8 does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. For purposes of fundamental restriction 8, the industry classification of an asset-backed security is determined by its underlying assets. For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries.

   If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's (Fund's) assets will not constitute a violation of the restriction.

   CALCULATION OF PERFORMANCE DATA

   As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Fund's average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

   The Fund's yield is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

   Yield = 2[(A - B + 1)^6 - 1]
   CD

   Where:

   A=interest earned during the period; B=net expenses accrued for the period; C=the average daily number of shares outstanding during the period that were entitled to receive dividends;

   D=the maximum offering price (net asset value) per share on the last day of the period.

   The Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield and the time between interest payments.

   With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Portfolio accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Portfolio may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.

   The Fund's average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended on June 30, 1997 were as follows:

                                         Average Annual Total Return

                                         1-Year   5-Year      Since
                                                            Inception(1)


   Short-Term Asset Reserve Fund          6.02%    4.99%       6.55%


   ----------
   (1) Short-Term Asset Reserve Fund commenced operations on January 3, 1989.

   The Fund's yield for the 30 days ended June 30, 1997 was 5.91%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

   In addition to average annual return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

   Short-Term Asset Reserve Fund
   Quarter/Year     Net    Gross
    1Q89           1.58%   1.70%
    2Q89           3.52    3.64
    3Q89           1.71    1.82
    4Q89           2.38    2.51
    1989           9.50    10.0
    1Q90           1.34    1.45
    2Q90           2.56    2.69
    3Q90           2.17    2.27
    4Q90           2.62    2.73
    1990           8.97    9.45
    1Q91           2.10    2.20
    2Q91           1.97    2.07
    3Q91           2.62    2.71
    4Q91           2.39    2.47
    1991           9.41    9.79
    1Q92           0.84    0.91
    2Q92           2.08    2.17
    3Q92           1.18    1.28
    4Q92           0.17    0.27
    1992           4.33    4.70
    1Q93           1.90    1.98
    2Q93           1.10    1.19
    3Q93           1.20    1.28
    4Q93           0.78    0.86
    1993           5.08    5.41
    1Q94           0.06    0.14
    2Q94           0.06    0.14
    3Q94           1.31    1.39
    4Q94           0.83    0.91
    1994           2.27    2.60
    1Q95           2.08    2.16
    2Q95           2.14    2.22
    3Q95           1.55    1.62
    4Q95           1.89    1.97
    1995           7.85    8.20
    1Q96           1.08    1.17
    2Q96           1.31    1.40
    3Q96           1.51    1.60
    4Q96           1.60    1.69
    1996           5.62    5.99

   These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to The IBC/Donoghue Money Market Average/All Taxable Index, which is generally considered to be representative of the performance of domestic, taxable money market funds, and the One Year Treasury Bills. However, the average maturity of the Fund's portfolio is longer than that of a money market fund and, unlike a money market fund, the net asset value of the Fund's shares may fluctuate.

   Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

   MANAGEMENT

   Trustees and Officers of the Trust and Portfolio Trust

   The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis, Martins, Hanlon and Stuehr and Ms. Banfield, Herrmann, Kneeland, Broccoli and Walcott-Abramson who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolios' investment adviser and the Fund's administrator.

Name, Address and Date of Birth        Position Held                      Principal Occupation
                                       with Trust                         During Past 5 Years

*D. Barr Clayson, 7/29/35              Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.;
One Financial Center                                                      Chairman and Director,
Boston, MA 02111                                                          Standish International
                                                                          Management Company, L.P.

Samuel C. Fleming, 9/30/40             Trustee                            Chairman of the Board
c/o Decision Resources, Inc.                                              and Chief Executive Officer,
1100 Winter Street                                                        Decision Resources, Inc.
Waltham, MA 02154

Benjamin M. Friedman, 8/5/44           Trustee                            William Joseph Maier
c/o Harvard University                                                    Professor of Political Economy,
Cambridge, MA 02138                                                       Harvard University

John H. Hewitt, 4/11/35                Trustee                            Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                              Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                   and New Hampshire

*Edward H. Ladd, 1/3/38                Trustee and Vice President         Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                           Managing Director, Standish, Ayer &
One Financial Center                                                      Wood, Inc.; Director of
Boston, MA 02111                                                          Standish International
                                                                          Management Company, L.P.

Name, Address and Date of Birth        Position Held                      Principal Occupation
                                       with Trust                         During Past 5 Years

Caleb Loring III, 11/14/43             Trustee                            Trustee, Essex Street Associates
c/o Essex Street Associates                                               (family investment trust office);
P.O. Box 5600                                                             Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/21/54              President and Trustee              Vice President and
c/o Standish, Ayer & Wood, Inc.                                           Managing Director,
One Financial Center                                                      Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                          Executive Vice President and Director,
                                                                          Standish International Management Company, L.P.

James E. Hollis III, 11/21/48          Executive Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56              Vice President and Secretary       Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Paul G. Martins, 3/10/56               Vice President and                 Vice President of Finance,
c/o Standish, Ayer & Wood, Inc.        Treasurer                          Standish, Ayer & Wood, Inc.
One Financial Center                                                      since October 1996; formerly
Boston, MA 02111                                                          Senior Vice President, Treasurer
                                                                          and Chief Financial Officer of
                                                                          Liberty Financial Bank Group
                                                                          (1993-95); prior to 1993,
                                                                          Corporate Controller, The
                                                                          Berkeley Financial Group

Beverly E. Banfield, 7/6/56            Vice President                     Vice President and Compliance
c/o Standish, Ayer & Wood, Inc.                                           Officer, Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46               Vice President                     Vice President, Associate Director
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51            Vice President                     Senior Operations, Manager,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center                                                      since December 1995 formerly
Boston, MA  02111                                                         Vice President Scudder, Stevens and Clark

David C. Stuehr, 3/1/58                Vice President                     Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Name, Address and Date of Birth        Position Held                      Principal Occupation
                                       with Trust                         During Past 5 Years


Sarah Walcott Abramson, 12/9/65        Vice President                     Compliance Administrator,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center                                                      since October 1993
Boston, MA  02111

Kathleen M. Broccoli, 4/13/65          Vice President                     Manager, Portfolio Accounting,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Thomas J. Hanlon, 9/25/60              Vice President                     Manager, Trade Settlement
c/o Standish, Ayer & Wood, Inc.                                           and Pricing,
One Financial Center                                                      Standish, Ayer & Wood, Inc.
Boston, MA  02111

Rosalind J. Lillo, 2/6/38              Vice President                     'Broker/Dealer Administrator,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center                                                      since October 1995;
Boston, MA  02111                                                         Compliance Administrator,
                                                                          New England Securities Corp.

Gigi K. Szekely,5/8/67                 Vice President                     Manager, Client
c/o Standish, Ayer & Wood, Inc.                                           Communications,
One Financial Center                                                      Standish, Ayer & Wood, Inc.
Boston, MA  02111

----------
   *Indicates that the Trustee is an interested person of the Trust and the Portfolio Trust for purposes of the 1940 Act as a result of his relationship with Standish and its affiliates.

   Compensation of Trustees and Officers.

   Neither the Trust nor the Portfolio Trust compensates the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish, or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust or the Portfolio Trust during the year ended December 31, 1996, except that certain Trustees and officers who are directors and shareholders of Standish may, from time to time, purchase additional shares of common stock of Standish.

                                                 Pension or Retirement     Total Compensation
                        Aggregate Compensation   Benefits Accrued as       from the Fund and
Name of Trustee         from the Fund*           Part of Fund's Expenses   Other Funds in Complex**
D. Barr Clayson         $0                       $0                        $0
Samuel C. Fleming       $2,772                   $0                        $49,250
Benjamin M. Friedman    $2,561                   $0                        $45,500
John H. Hewitt          $2,561                   $0                        $45,500
Edward H. Ladd          $0                       $0                        $0
Caleb Loring, III       $2,561                   $0                        $45,500
Richard S. Wood         $0                       $0                        $0

----------
   *The Fund bears its pro rata allocation of Trustees' fees paid by the Portfolio to the Trustees of the Portfolio Trust. As a recently created entity, the Portfolio did not pay any fees to its Trustees for the year ended December 31, 1996.

   **As of the date of this Statement of Additional Information there were 22 funds in the fund complex. Total Compensation is presented for the year ended December 31, 1996.

   Certain Shareholders. At September 30, 1997, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At September 30, 1997, the Fund beneficially owned approximately 100% of the then outstanding interests of the Portfolio and therefore controlled the Portfolio. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of the Fund except:

                                Percentage of
Name and Address                Outstanding Shares

The Nature Conservancy
1815 N. Lynn Street
Arlington, VA  22209                 14%

The Metropolitan Museum of Art
1000 Fifth Avenue
New York, NY 10028                   10%

University of Rochester
Administration Bldg. 263
Rochester, NY  14627                 9%

St. Joseph's Healthcare              7%

   Investment Adviser. Standish serves as the Adviser to the Portfolio pursuant to a written investment advisory agreement. Prior to the close of business on January 2, 1998, Standish managed directly the assets of the Fund pursuant to an investment advisory agreement. This agreement was terminated by the Fund on such date subsequent to the approval by the Fund's shareholders on December 17, 1997 to implement certain changes in the Fund's investment restrictions which enable the Fund to invest all of its investable assets in the Portfolio. Standish is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

   The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor,
D. Barr Clayson, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, Ralph S. Tate, Michael W. Thompson and Richard S. Wood.

   Certain services provided by Standish under the advisory agreement are described in the Prospectus. These services are provided without reimbursement by the Portfolio for any costs incurred. Under the investment advisory agreement, Standish is paid a fee based upon a percentage of the

   Portfolio's average daily net asset value. The contractual advisory fee rate is 0.25% of the Portfolio's average daily net assets. The advisory fee is payable monthly.

   During the last three fiscal years ended December 31, the Fund and the Portfolio paid advisory fees in the following amounts:

Fund                                   1994          1995            1996
Short-Term Asset Reserve Fund*         $730,191      $705,129**      $643,488
Short-Term Asset Reserve Portfolio***  N/A           N/A             N/A

----------
   *The Fund was converted to the master/feeder fund structure on January 2, 1998 and does not pay directly advisory fees after that date. The Fund bears its pro rata allocation of the Portfolio's expenses, including advisory fees.

   **Prior to July 1, 1995, Standish and Consolidated Investment Corporation ("Consolidated") served as the Fund's co-investment advisers and each received 50% of the advisory fees paid by the Fund. For the period January 1, 1995 through June 30, 1995, Standish and Consolidated received fees in the aggregate of $345,111. For the period July 1, 1995 through December 31, 1995, Standish received fees of $360,018.

   ***The Portfolio commenced operation on January 2, 1998.

   Pursuant to the investment advisory agreement, the Portfolio bears expenses of its operations other than those incurred by Standish. Among other expenses, the Portfolio pays share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

   Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the master-feeder structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose was calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may terminate or revise this agreement at any time although it has no current intention to do so.

   Unless terminated as provided below, the investment advisory agreement continues in full force and effect until December 31, 1999 and from year to year thereafter, but only for so long as each such continuance is approved annually
(i) by the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio or by Standish, on sixty days' written notice to the other party. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.

   In an attempt to avoid any potential conflict with portfolio transactions for the Fund and the Portfolio, Standish, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors, come before those of the Adviser and its employees.

   Administrator of the Fund. Standish serves as the administrator to the Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the administration agreement are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

   Distributor of the Fund. Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of Standish, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to the Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

   PURCHASE AND REDEMPTION OF SHARES

   Detailed information on the purchase and redemption of shares is included in the Prospectus.

   In addition to Standish Fund Distributors and other agents of the Trust, the Fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of Fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of Fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by the Fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the Fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

   The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it or determination by the Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.

   The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.

   PORTFOLIO TRANSACTIONS

   Standish is responsible for placing the Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, Standish will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if Standish determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Portfolio may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolio effects its securities transactions may be used by Standish in servicing other accounts; not all of these services may be used by Standish in connection with the Portfolio. The investment advisory fee paid by the Portfolio under the investment advisory agreement will not be reduced as a result of Standish's receipt of research services.

   Standish also places portfolio transactions for other advisory accounts. Standish will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by Standish will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

   Because most of the Portfolio's securities transactions will be effected on a principal basis involving a "spread" or "dealer mark-up," the Portfolio does not expect to pay any brokerage commissions.

   DETERMINATION OF NET ASSET VALUE

   The Fund's net asset value is calculated each day on which the New York Stock Exchange is open (a "Business Day"). Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of the Fund (substantially all of which will be represented by the Fund's interest in the Portfolio) less all liabilities by the number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of the Fund are accrued daily and taken into account for the purpose of determining net asset value.

   The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.

   Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by Standish in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

   Money market instruments with less than sixty days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

   The Board of Trustees of the Trust has approved determining the current market value of securities with one year or less remaining to maturity on a spread basis which will be employed in conjunction with the periodic use of market quotations. Under the spread process, the Adviser determines in good faith the current market value of these portfolio securities by comparing their quality, maturity and liquidity characteristics to those of United States Treasury bills.

   THE FUND AND ITS SHARES

   The Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

   Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize the Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Fund invests all of its investible assets in the Portfolio.

   All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

   Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

   Except as described below, whenever the Trust, on behalf of the Fund, is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

   THE PORTFOLIO AND ITS INVESTORS

   The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

   Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

   TAXATION

   Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has elected to be treated and to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing and other requirements of the Code.

   The Portfolio is treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

   The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

   The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

   The Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. As of December 31, 1996, the Fund had $3,071,161, $1,512,610, $5,263,400, $568,968 and $277,757 of capital loss carry forwards, which expire on December 31, 2000, December 31, 2001, December 31, 2002, December 31, 2003 and December 31, 2004, respectively.

   If the Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the Portfolio, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to enable the Fund to satisfy the distribution requirements.

   Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Portfolio's ability to enter into futures, options or currency forward transactions.

   Certain options or futures transactions undertaken by the Portfolio may cause the Fund to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Portfolio and allocable to the Fund. Additionally, the Portfolio (and the Fund) may be required to recognize gain if an option, future, forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

   The Federal income tax rules applicable to dollar rolls, certain structured securities, interest rate swaps, caps, floors and collars, and possibly other investments or transactions are unclear in certain respects, and the Portfolio will account for these instruments in a manner that is intended to allow the Fund and other similar investors to qualify as RICs. Due to possible unfavorable con-sequences under present tax law, the Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduit ("REMICs"), although it may acquire "regular" interests in REMICs.

   Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (non corporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department is expected to issue regulations to apply this legislation (as modified by any "technical corrections" that may be enacted) to distributions by a RIC, including the Fund, from its realized net capital gain. It is anticipated that RICs will be able to pass through to their shareholders the benefits of the capital gains tax rates contained in the 1997 TRA. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

   The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent the Fund was allocated dividend income of the Portfolio from stock investments in U.S. domestic corporations. It is anticipated that, due to the nature of the Fund's investments, no portion of the Fund's distributions will generally qualify for the dividends received deduction.

   At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed realized or unrealized appreciation in the Fund's share of the Portfolio's portfolio. Consequently, subsequent distributions by the Fund on such shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

   Upon a redemption or other disposition of shares of the Fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department regulations issued to implement the 1997 TRA may contain rules for determining different tax rates applicable to sales of Fund shares held for more than one year, more than 18 months, and (for certain sales after the year 2000 or the year 2005) more than five years. These regulations may also modify some of the provisions described above.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

   The Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to any investments in foreign securities, and the Fund does not expect to pass its share of such taxes or any related deductions or credits through to its shareholders. Foreign exchange gains and losses may be recognized by the Portfolio in connection with hybrid or structured securities or Strategic Transactions in which its return is dependent upon changes in the value of a foreign currency. Such gains or losses may be subject in particular cases to Section 988 of the Code, which generally would cause them to be treated as ordinary income and losses and could affect the amount, timing and character of the Fund's distributions to its shareholders.

   The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fund's indirect ownership (through the Portfolio) of any such obligations, the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

   Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Fund.

   ADDITIONAL INFORMATION

   The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

   EXPERTS AND FINANCIAL STATEMENTS

   Except as noted in the next sentence, the Fund's financial statements contained in the 1996 Annual Report of the Fund have been audited by Coopers & Lybrand, L.L.P., independent accountants, and are incorporated by reference into and attached to this Statement of Additional Information. Financial highlights of the Fund for the periods from commencement of operations through December 31, 1992 were audited by Deloitte & Touche, LLP, independent auditors. Financial statements for the period ended June 30, 1997 are unaudited. The Fund's and the Portfolio's financial statements for the current fiscal year will be audited by Coopers & Lybrand, L.L.P., independent accountants.

                     Standish, Ayer & Wood Investment Trust
                  Standish Short-Term Asset Reserve Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,


Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                              Management Discussion

The year 1996 was reasonably positive for investors in short duration assets. For the full year ended December 31, 1996, the STAR Fund returned 5.62%, outperforming the IBC Donoghue Money Market Average at 4.90%, a margin of 72 basis points (bp). We experienced quite a volatile market environment and are pleased that we were able to turn in positive performance for the year.

As we have noted throughout the year, 1996 was a very choppy market environment. It was almost as if investors did a complete turnaround on January 1, 1996 after a very strong market environment during 1995. The first half of 1996 was characterized by concern that the economy was reaching record low levels of unemployment, and that inflation was bound to heat up, causing the Federal Reserve to tighten monetary policy. In the first six months of the year, rates rose by 60-100 bp, depending on the maturity. As the year continued, the economic news continued to be good on all fronts, resulting in a very strong fourth quarter during which rates fell by about 30 bp across the board. Despite this strong fourth quarter rally, we still ended the full year with a rate increase of 35-70 bp in the short end of the curve. The yield curve also steepened significantly during the year; as we opened 1996, there was a yield pickup of only 20 bp from 3 months to 3 years; at December 31 the yield pickup was 83 bp. The market environment was generally quite good for the types of spread products that we employ during the year. Corporate bonds experienced spread tightening for the year to historically narrow levels, and Asset Backed Securities (ABS) tightened as well, despite a year of record high issuance.

Our performance attribution models show us that the STAR Fund performance was positively impacted by our holdings in non- Treasury sectors, which averaged 75-80% of the portfolio throughout the year. As previously mentioned, corporate securities either narrowed or maintained their spread (depending on the particular name), allowing the additional yield to accrue to the bottom line of the fund. The asset backed sector which comprised about 20-25% of our portfolio for much of the year was a particular standout, as spreads tightened significantly. We continue to believe that this is the single most attractive sector in the short term markets as we enter 1997.

Our duration decisions were generally neutral to positive for the year. Although we suffered during the first half as interest rates rose, we maintained our duration, believing that the rate rise was unwarranted. We were rewarded for our fortitude, especially during the fourth quarter, when the market rallied strongly. Our general strategy is to avoid making major changes in duration over the short term but to adopt a longer term outlook and to make modest changes as conditions warrant.

During the fourth quarter of 1996, we began to employ a new type of options strategy on the portfolio in conjunction with our desire to add value opportunistically through the use of options. Because market participants had turned complacent at year end, the volatility in the markets had decreased substantially. Thus, it was possible to buy call options at a relatively low price that would allow us to maintain our current portfolio duration and participate in any substantial market rallies, while keeping our downside risk at the same level. We expect that these strategies will continue to play an important role for us during 1997.

Looking back on 1996 performance, we are pleased that we were able to turn in attractive returns in such a volatile market environment, and we continue to have a very positive outlook for an extended duration short term portfolio. We would like to thank our shareholders for their support during the year, and we would like to assure you that we are working our hardest to turn in competitive performance during the next year.


Jennifer A. Pline

                     Standish, Ayer & Wood Investment Trust
                  Standish Short-Term Asset Reserve Fund Series

       Comparison of Change in Value of $1,000,000 Investment in Standish
             Short-Term Asset Reserve Fund and IBC Donoghue Average

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Short-Term Asset Reserve Fund compared with the IBC Donoghue Average for the period January 3, 1989 to December 31, 1996, based upon a $1,000,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                            Portfolio of Investments
                                December 31, 1996

                                                                           Expected
                                                                           Maturity                           Par           Value
Security                                                         Rate     (Unaudited)    Maturity             Value       (Note 1A)
---------------------------------------------------------       ------- -----------   --------------  -----------------  -----------

BONDS and NOTES - 99.0%
---------------------------------------------------------

Asset Backed - 30.0%
---------------------------------------------------------
Advanta Home Equity Trust Loan 1993-4 A1                          5.50%    04/15/00      3/25/2010           $  736,116      700,920
Aircraft Lease Portfolio Trust 1994-1 A2                          7.15%    12/31/97      9/15/2004            3,633,940    3,672,550
AT&T Capital Equipment 1996-1A2                                   5.95%    01/10/98      7/15/2000            3,030,000    3,034,734
Beneficial California Incorporated Home Equity 1994-1 B (a)       6.35%    02/28/97      3/29/2044            1,873,699    1,882,468
Capital Home Equity 1990-1B (a)                                   6.75%    02/28/97     12/31/1997            1,212,513    1,214,782
Capital Home Equity 1992-1 (a)                                    6.30%    02/20/97     12/25/2012              371,562      371,968
Case Equipment Trust Loan 1995-BA2                                5.95%    02/28/97      9/15/2000              565,421      565,981
Charter Financial Corp 1994-1A                                    7.40%    02/28/98     10/25/2001            1,549,075    1,571,585
Contimortgage Hel Trust                                           6.86%    09/30/97      7/15/2010            2,175,000    2,177,719
Contimortgage Home Equtiy 1994-4A                                 7.96%    12/30/97      9/15/2009            4,421,533    4,482,330
Continental Mortgage Home Equity 1996-4 A2                        6.23%    02/05/98     10/15/2011            2,850,000    2,845,547
Equacredit Home Equity 1993-4                                     5.73%    06/15/99     12/15/2008            2,062,559    2,013,573
Equacredit Home Equity 1994-1A                                    5.80%    08/30/99      3/15/2009              665,668      649,546
Equicon Home Equity 1995-2 A1                                     6.45%    08/30/97      7/18/2010            1,301,702    1,300,482
Equicon Home Equity 1995-4 A1                                     6.15%    04/15/97      7/15/2004            2,333,362    2,332,632
Greentree Financial Corp. 1996-9 A1                               5.96%    10/06/97      1/15/2028            4,170,408    4,169,073
Greentree Financial Corp.                                         6.10%    12/15/97      4/15/2018            1,711,346    1,706,520
Greentree Financial Corp. 1993-3                                  5.20%    04/15/97     10/15/2018            4,709,548    4,683,033
Greentree Financial Corp. 1995-DA1                                6.05%    04/15/97      9/15/2025            1,871,802    1,874,104
Home Equity Loan 1992-2 A1 (a)                                    6.22%    02/20/97     10/20/2007              420,930      422,243
Home Equity Loan Trust 1992-2A                                    6.65%    02/15/99     11/20/2012              629,917      629,327
Merrill Lynch Asset Backed 1992-B A2                              8.05%    05/15/97      4/15/2012            1,550,139    1,554,975
Merrill Lynch Home Equity 1991-2A2 (a)                            5.91%    02/15/97      4/15/2006              170,326      170,379
Merrill Lynch Home Equity 1993-1B (a)                             6.69%    02/15/97      2/15/2003            1,450,693    1,456,583
Old Stone Credit Corp. Home Equity Trust 1992-4 Cl A              6.55%    01/25/99     11/25/2007              606,369      604,758
Olympic Auto Receivables Trust 1995-D A2                          5.80%    02/15/97     10/15/1998              917,242      917,242
Onyx Acceptance Trust 1996-1 A                                    5.40%    09/15/98      5/15/2001            3,028,477    3,001,977
Security Pacific Home Equity Cl 1991-1 Cl A                       7.85%    03/01/97      5/15/1998              103,371      103,726
Security Pacific Home Equity Cl 1991-2 A                          8.10%    03/31/97      6/15/2020              573,025      574,097
Security Pacific Home Equity Cl 1991-2 B                          8.15%    12/15/97      6/15/2020            2,600,598    2,638,185
The Money Store Home Equity 1994-A A1                             4.88%    07/30/97      3/15/2008            2,186,225    2,169,145

                                                                           Expected
                                                                           Maturity                           Par           Value
Security                                                         Rate     (Unaudited)    Maturity             Value       (Note 1A)
---------------------------------------------------------       ------- -----------   --------------  -----------------  -----------

Asset Backed - (continued)
---------------------------------------------------------
The Money Store Home Equity 1994-C A1                             6.78%    02/28/97      9/15/2007      $       127,153      127,312
The Money Store Home Equity 1995-B A2                             6.50%    02/28/97     10/15/2006              718,598      717,251
TransAmerica Leasing 1995-1 A                                     6.40%    10/15/97      9/15/2001            1,119,810    1,124,972
UCFC Home Equity Loan Trust 1994 D1 A2                            8.38%    06/10/97      3/10/2007              585,418      586,881
UCFC Home Equity Loan Trust 1995 B1 A1                            6.75%    01/10/97     10/10/2004              197,392      197,392
                                                                                                                          ----------
TOTAL Asset Backed                                                                                                        58,245,992
                                                                                                                          ----------

Corporate - 46.8%
---------------------------------------------------------

Basic Industry - 0.8%
---------------------------------------------------------
Georgia Pacific Corp.                                             9.85%                  6/15/1997            1,475,000    1,498,984
                                                                                                                          ----------

Consumer Cyclical - 7.1%
---------------------------------------------------------
Chrysler Financial Corp.                                          8.06%                  1/27/1997              600,000      600,822
Chrysler Financial Corp.                                          5.02%                  1/27/1997            2,000,000    1,999,280
Chrysler Financial Corp.                                          7.89%                  2/10/1997            3,300,000    3,306,204
Dayton Hudson Corp.                                               9.55%                  4/15/1997              800,000      808,352
Dayton Hudson Corp.                                               9.77%                  6/15/1997            2,200,000    2,237,510
Ford Motor Credit Corp. (a)                                       5.81%                 11/09/1998            2,800,000    2,799,076
Sears Roebuck Co                                                  9.25%                  4/15/1998            2,000,000    2,077,060

                                                                                                                          ----------
                                                                                                                          13,828,304
                                                                                                                          ----------
Financial - 32.9%
---------------------------------------------------------
Bank of Boston (a)                                                5.55%                  8/28/1998            3,000,000    2,995,230
Bear Stearns Co (a)                                               6.10%                  1/14/1999            2,800,000    2,786,000
Capital One Bank Co.                                              8.63%                  1/15/1997            5,500,000    5,503,080
Centura Bank                                                      6.00%                  4/07/1997            5,125,000    5,125,000
Citicorp (a)                                                      5.76%                  1/30/1998            4,100,000    4,095,900
Comdisco Inc Notes                                                6.29%                 10/22/1998              425,000      425,631
Dean Witter Discover (a)                                          5.51%                  3/10/1999            2,800,000    2,753,940
Discover Credit                                                   7.81%                  3/18/1997            2,400,000    2,409,912
Discover Credit                                                   7.76%                  5/13/1997            2,000,000    2,013,380

                                                                           Expected
                                                                           Maturity                           Par           Value
Security                                                         Rate     (Unaudited)    Maturity             Value       (Note 1A)
---------------------------------------------------------       ------- -----------   --------------  -----------------  -----------

Financial - (continued)
---------------------------------------------------------
Discover Credit                                                   7.82%                  5/13/1997      $     1,000,000    1,006,890
First Interstate                                                 12.75%                  5/01/1997            1,660,000    1,695,607
First USA Bank                                                    8.10%                  2/21/1997            2,350,000    2,356,392
Fleet Mortgage Group Inc.                                         6.13%                  8/15/1997            1,000,000    1,000,590
Goldman Sachs Inc. 144A (a)                                       5.93%                  1/26/1999            3,000,000    3,012,000
Great Western Bank                                                9.50%                  7/01/1997            3,800,000    3,866,614
Heller Financial                                                  7.75%                  5/15/1997            3,350,000    3,371,373
International Lease Finance                                       5.50%                  4/01/1997            5,400,000    5,395,194
Merrill Lynch Cmt (a)                                             5.77%                  4/07/1997            6,150,000    6,147,909
Morgan Stanley                                                    5.65%                  6/15/1997              650,000      649,578
Norwest Corp.                                                     9.25%                  5/01/1997            1,140,000    1,152,175
Salomon Brothers Inc.                                             5.47%                  8/29/1997            2,000,000    1,994,800
Wells Fargo & Co. (a)                                             5.98%                  6/25/1997            4,000,000    4,006,320

                                                                                                                          ----------
                                                                                                                          63,763,515
                                                                                                                          ----------
Health Care - 1.5%
---------------------------------------------------------
Health & Rehab Property (a)                                       6.28%                  7/13/1999            2,900,000    2,863,605
                                                                                                                          ----------

Real Estate - 4.5%
---------------------------------------------------------
Equity Residential Property Operating LP (a)                      6.25%                 12/22/1997            5,800,000    5,794,076
Taubman Realty (a)                                                6.00%                 11/03/1997            3,025,000    3,017,407

                                                                                                                          ----------
                                                                                                                           8,811,483
                                                                                                                          ----------
TOTAL Corporate                                                                                                           90,765,891
                                                                                                                          ----------

U.S. Government Agency - 5.2%
---------------------------------------------------------

Pass Thru Securities
---------------------------------------------------------
FHLMC (a)                                                         7.82%    05/01/98      2/01/2023              380,413      388,794
FHLMC                                                             7.00%    02/16/97      8/01/1999            2,437,975    2,461,593
FHLMC                                                             8.00%    05/01/97   2/01/2000 - 7/01/20     3,797,216    3,885,621
Resolution Trust Corp. 1992 Cl B                                  7.15%    06/30/97     12/25/2020            2,054,182    2,054,182
Resolution Trust Corp. 1992-12 A-A2                               7.50%    12/15/97     08/25/2023              553,538      555,614
Resolution Trust Corp. 1992-7 A3 (a)                              7.36%    06/30/97      3/25/2022              757,057      756,584
                                                                                                                          ----------
TOTAL U.S. Government Agency                                                                                              10,102,388
                                                                                                                          ----------

                                                                                                               Par          Value
Security                                                    Rate                         Maturity             Value       (Note 1A)
--------------------------------------------------------- ----------                 ------------------ ----------------  ----------

U.S. Treasury Obligations - 17.0%
---------------------------------------------------------

Treasury Notes - 17.0%
---------------------------------------------------------
U.S. Treasury Note                                                5.88%                  8/15/1998      $     7,800,000    7,803,666
U.S. Treasury Note                                                5.88%                 10/31/1998            1,375,000    1,374,780
U.S. Treasury Note                                                5.63%                 11/30/1998           16,695,000   16,619,372
U.S. Treasury Note                                                5.13%                 11/30/1998            7,000,000    6,907,040
U.S. Treasury Note                                                5.38%                  5/31/1998              325,000      323,323
                                                                                                                          ----------
TOTAL U.S. Treasury Obligations                                                                                           33,028,181
                                                                                                                          ----------

TOTAL BONDS and NOTES (Cost $192,381,683)                                                                                192,142,452
                                                                                                                          ----------

                                                                                                            Principal
                                                                                                            Amount of
                                                                                                            Contracts
                                                                                                          --------------
Purchased Options - 0.0%
---------------------------------------------------------
---------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration
---------------------------------------------------------
UST Call, 5.75% 12/23/98, Str 100.09375, 3/24/97 (Premiums Paid $10,563)                                         52,000        8,125
                                                                                                                          ----------

                                                                                                               Par
                                                                                                              Value
                                                                                                          --------------
Repurchase Agreements - 0.0%
---------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $40,697 (Collateralized by
FNMA FNARM with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $41,497. (Cost $40,864)                                                 $     40,864          40,864
                                                                                                                          ----------

TOTAL INVESTMENTS  (Cost $192,433,110) - 99.0%                                                                           192,191,441

Other Assets less Liabilities - 1.0%                                                                                       1,882,164
                                                                                                                          ----------

NET ASSETS - 100.0%                                                                                                     $194,073,605
                                                                                                                          ==========

(a) Variable Rate Security
* This security is restricted, but eligible for resale under 144A FHLMC - Federal Home Loan Mortgage Corporation
UST - U.S. Treasury
FNARM - FNMA Adjustable Rate Mortgage
UCFC - United Co.'s Financial Corp.

                     Standish, Ayer & Wood Investment Trust
                    Standish Short - Term Asset Reserve Fund

                      Statement of Assets and Liabilitites
                                December 31, l996

Assets
    Investments, at value  (Note 1A) (identified cost, $192,433,110)                     $192,191,441
    Receivable for investments sold                                                           156,050
    Interest receivable                                                                     2,135,074
                                                                                         ------------

          Total assets                                                                    194,482,565

Liabilities
    Distribution payable                                                      $380,297
    Accrued trustee fees (Note 3)                                                2,022
    Accrued expenses and other liabilities                                      26,641
                                                                       ----------------

          Total liabilities                                                                   408,960
                                                                                         ------------

Net Assets                                                                               $194,073,605
                                                                                         ============

Net Assets consist of

    Paid - in capital                                                                    $205,255,771
    Distributions in excess of net investment income                                         (131,817)
    Accumulated undistributed net realized gain (loss)                                    (10,808,680)
    Net unrealized appreciation (depreciation)                                               (241,669)
                                                                                         ------------

          Total Net Assets                                                               $194,073,605
                                                                                         ============

Shares of beneficial interest outstanding                                                   9,953,704
                                                                                         ============

Net asset value, offering price, and redemption price per share                                $19.50
                                                                                         ============
    (Net assets/Shares outstanding)

     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                    Standish Short - Term Asset Reserve Fund

                             Statement of Operations
                          Year Ended December 31, l996

Income
    Interest income                                                                        $15,608,502

Expenses

    Investment advisory fee (Note 3)                                            $643,488
    Accounting, custody and transfer agent fees                                  143,850
    Legal fees                                                                    34,803
    Audit services                                                                22,092
    Insurance expense                                                              9,902
    Trustees fees (Note 3)                                                         9,630
    Registration costs                                                             9,326
    Miscellaneous                                                                 11,829
                                                                          ---------------
       Total expenses                                                                          884,920
                                                                                           ------------

         Net investment income                                                              14,723,582
                                                                                           ------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
       Investment securities                                                    (407,753)
       Written option transactions                                                28,818
                                                                          ---------------

       Net realized gain (loss)                                                               (378,935)

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                    (494,693)
       Written options                                                              (547)
                                                                          ---------------

       Change in net unrealized appreciation (depreciation)                                   (495,240)
                                                                                           ------------

       Net realized and unrealized gain (loss)                                                (874,175)
                                                                                           ------------

         Net increase (decrease) in net assets from operations                             $13,849,407
                                                                                           ============

     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                    Standish Short - Term Asset Reserve Fund

                       Statement of Changes in Net Assets

                                                                          Year Ended           Year Ended
                                                                         December 31,         December 31,
                                                                             1996                 1995
                                                                       ------------------   -----------------
Increase (decrease) in Net Assets

From operations:
    Net investment income                                                    $14,723,582         $16,422,079
    Net realized gain (loss)                                                    (378,935)             91,489
    Change in net unrealized appreciation (depreciation)                        (495,240)          4,729,922
                                                                       ------------------   -----------------

         Net increase (decrease) in net assets from operations                13,849,407          21,243,490
                                                                       ------------------   -----------------

Distributions to shareholders
    From net investment income                                               (14,723,192)        (16,408,848)
    In excess of net investment income                                             -----             (72,090)
                                                                       ------------------   -----------------

       Total distributions to shareholders                                   (14,723,192)        (16,480,938)
                                                                       ------------------   -----------------

Fund share (principal) transactions (Note 4)
    Net proceeds from sale of shares                                         190,145,017         224,454,605
    Net asset value of shares issued to shareholders in
      payment of distributions declared                                       10,684,739          11,942,616
    Cost of shares redeemed.                                                (249,381,886)       (274,677,022)
                                                                       ------------------   -----------------

       Increase (decrease) in net assets from Fund share transactions        (48,552,130)        (38,279,801)
                                                                       ------------------   -----------------

       Net increase (decrease) in net assets                                 (49,425,915)        (33,517,249)

Net Assets
    At beginning of period                                                   243,499,520         277,016,769
                                                                       ------------------   -----------------

    At end of period (including distributions in excess of net investment income of  $131,817 and $ 72,090 at
    December 31, 1996 and 1995, respectively)                               $194,073,605        $243,499,520
                                                                       ==================   =================

     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                              Financial Highlights

                                                                                            Year Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                         1996            1995              1994            1993           1992 *
                                                       ------------    ------------      ------------    -------------   -----------

    Net asset value - beginning of period                 $19.55          $19.22            $19.79           $19.96         $20.46
                                                       ------------    ------------      ------------    -------------   -----------

Income from investment operations

    Net investment income                                  $1.11           $1.13             $1.01            $1.31          $1.35
    Net realized and unrealized gain (loss)                (0.04)           0.33             (0.57)           (0.17)         (0.48)
                                                       ------------    ------------      ------------    -------------   -----------

       Total from investment operations                     1.07            1.46              0.44             1.14           0.87
                                                       ------------    ------------      ------------    -------------   -----------

Less distributions declared to shareholders
    From net investment income                             (1.12)          (1.12)            (1.01)           (1.31)         (1.35)
    In excess of net investment income                        --           (0.01)               --               --             --
    From net realized gains on investments                    --              --                --               --          (0.02)
                                                       -----------    ------------      ------------    -------------   ------------

       Total distributions declared to shareholders        (1.12)          (1.13)            (1.01)           (1.31)         (1.37)
                                                       ------------    ------------      ------------    -------------   -----------

       Net asset value - end of period                    $19.50          $19.55            $19.22           $19.79         $19.96
                                                       ============    ============      ============    =============   ===========

Total return                                                5.62%           7.85%             2.27%            5.08%          4.33%

Net assets at end of period (000's omitted)             $194,074        $243,500          $277,017         $275,080       $289,969

Ratios (to average daily net assets)/Supplemental Data:

    Expenses                                                0.35%           0.33%             0.33%            0.33%          0.37%
    Net investment income                                   5.75%           5.95%             5.24%            5.82%          6.60%

Portfolio turnover                                           156%            208%              154%             182%           167%

*   Audited by other auditors.

     The accompanying notes are an integral part of the financial statements

                          Notes to Financial Statements

(1) .....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premiums debt securities when required for federal income tax purposes.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $3,071,161, $1,512,610, $5,263,400
         $568,968 and $277,757 which expire on December 31, 2000, December 31, 2001, December 31, 2002, December 31, 2003, and December 31, 2004
         respectively. The Fund elected to defer to its fiscal year ending December 31, 1997, $113,973 of losses recognized during the period November 1, 1996 to December 31, 1996.

(2)  ....Distributions to Shareholders:

         Dividends on shares of the Fund are declared daily from net investment income and distributed monthly. Net capital gains, if any, are distributed annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of asset backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment and accumulated net realized gain (loss).

(3)  ....Investment Advisory Fee:

         The investment advisory fee is paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, monthly at the annual rate of 0.25% of the Fund's average daily net assets. The advisory agreement provides that if the total Fund operating expenses (excluding brokerage, taxes and extraodinary expenses) of the Fund in any fiscal year exceed 0.50% of the Fund's average daily net assets, the compensation due to SA&W shall be reduced by the amount of the excess. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)  ....Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations were as follows:

                                      Purchases             Sales

U.S. Government securities             $316,467,507        $286,457,375
                                  ==================  ==================

Non-U.S. Government securities          $83,425,120        $102,574,333
                                  ==================  ==================

(5)  ....Shares of Beneficial Interest:

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                           Year Ended December 31,
                                                                          1996               1995
                                                                    ------------------ ------------------
Shares sold                                                                 9,748,426         11,547,118
Shares issued to shareholders in payment of distributions declared            548,316            614,434
Shares redeemed                                                           (12,798,043)       (14,122,510)
                                                                    ------------------  -----------------
    Net decrease                                                           (2,501,301)        (1,960,958)
                                                                    ==================  =================


(6)  ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate Cost                                                                               $192,436,358

Gross unrealized appreciation                                                                   $191,489
Gross unrealized depreciation                                                                   (436,406)
                                                                                       ------------------
    Net unrealized depreciation                                                                ($244,917)
                                                                                       ==================

(7)  ....Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

 .........Options--

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund uses options to seek to hedge against risks of market exposure and changes in securities prices as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund has no open written option contracts at December 31, 1996. A summary of written option transactions for the year ended December 31, 1996 is as follows:

                        Written Call Option Transactions

                                       Number
                                    of Contracts        Premiums
                                    --------------   ----------------
Outstanding, beginning of period            7,000          $4,922
    Options written                        91,915          94,599
    Options exercised                      (5,000)         (3,321)
    Options expired                       (73,415)        (78,095)
    Options closed                        (20,500)        (18,105)
                                    --------------   ----------------
Outstanding, end of period                      0              $0
                                    ==============   ================

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Short-Term Asset Reserve Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust:
Standish Short-Term Asset Reserve Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Short-Term Asset Reserve Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                       Statement of Assets and Liabilities
                            June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets

  Investments at value (Note 1A) (identified cost, $237,913,603)                                 $ 237,818,052
  Cash                                                                                                 134,913
  Receivable for investments sold                                                                    2,151,859
  Receivable for Fund shares sold                                                                    4,035,454
  Interest and dividends receivable                                                                  2,103,908
                                                                                                 -------------
      Total assets                                                                                 246,244,186

Liabilities
  Payable for Fund shares redeemed                                               297,500
  Distribution payable                                                           297,796
  Payable to Investment Adviser (Note 2)                                             123
  Accrued accounting, custody and transfer agent fees                             36,617
  Accrued expenses and other liabilities                                          12,094
                                                                               ---------
      Total liabilities                                                                                644,130
                                                                                                 -------------
Net Assets                                                                                       $ 245,600,056
                                                                                                 =============
Net Assets consist of
  Paid-in capital                                                                                $ 256,988,623
  Distributions in excess of net investment income                                                    (131,833)
  Accumulated net realized loss                                                                    (11,161,183)
  Net unrealized depreciation                                                                          (95,551)
                                                                                                 -------------
      Total Net Assets                                                                           $ 245,600,056
                                                                                                 =============

Shares of beneficial interest outstanding                                                           12,609,611
                                                                                                 =============
Net asset value, offering price and redemption price per share
    (Net assets/Shares outstanding)                                                              $       19.48
                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                             Statement of Operations
                   Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
    Interest income                                                                        6,746,089
                                                                                     ----------------

         Total investment income                                                           6,746,089

Expenses
    Investment advisory fee (Note 2)                                                         273,655
    Accounting, custody and transfer agent fees                                               69,169
    Legal and audit services                                                                  27,259
    Insurance expense                                                                         10,737
    Administration fee                                                                         4,540
    Registration costs                                                                         4,180
    Trustees fees (Note 2)                                                                     3,291
    Miscellaneous                                                                              9,998
                                                                                     ----------------
         Total expenses                                                                      402,829
                                                                                     ----------------

              Net investment income                                                        6,343,260
                                                                                     ----------------

Realized and Unrealized Gain (loss) on Investments
    Net realized gain (loss)
         Investment security transactions                                                   (352,503)
                                                                                     ----------------

              Net realized loss                                                             (352,503)

    Change in unrealized appreciation (depreciation)
         Investment securities                                                               146,118
                                                                                     ----------------

              Net change in unrealized appreciation (depreciation)                           146,118
                                                                                     ----------------

         Net realized and unrealized loss                                                   (206,385)
                                                                                     ----------------

Net increase in net assets from operations                                           $     6,136,875
                                                                                     ================

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Six Months Ended    Year Ended
                                                                                                   June 30, 1997    December 31,
                                                                                                    (Unaudited)         1996
                                                                                               ------------------  --------------
Increase (decrease) in net assets
 From operations
    Net investment income                                                                        $   6,343,260     $  14,723,582
    Net realized loss                                                                                 (352,503)         (378,935)
    Change in unrealized appreciation (depreciation)                                                   146,118          (495,240)
                                                                                                 -------------     -------------
    Net increase in net assets from operations                                                       6,136,875        13,849,407
                                                                                                 -------------     -------------

Distributions to Shareholders
    From net investment income                                                                      (6,343,276)      (14,723,192)
                                                                                                 -------------     -------------
    Total distributions to shareholders                                                             (6,343,276)      (14,723,192)
                                                                                                 -------------     -------------

Fund Share (principal) Transactions (Note 4)
    Net proceeds from sale of shares                                                               139,213,573       190,145,017
    Net asset value of shares issued to shareholders in payment of distributions declared            4,275,523        10,684,739
    Cost of shares redeemed                                                                        (91,756,244)     (249,381,886)
                                                                                                 -------------     -------------
    Net increase (decrease) in net assets from Fund share transactions                              51,732,852       (48,552,130)
                                                                                                 -------------     -------------

    Net increase (decrease) in net assets                                                           51,526,451       (49,425,915)

Net Assets
    At beginning of period                                                                         194,073,605       243,499,520
                                                                                                 -------------     -------------

    At end of period (including distributions in excess of net investment income of
        $131,833 and $131,817, respectively)                                                     $ 245,600,056     $ 194,073,605
                                                                                                 =============     =============

   The accompanying notes are an integral part of the financial statements.

                    Standish, Ayer & Wood Investment Trust
                    Standish Short-Term Asset Reserve Fund

                             Financial Highlights
--------------------------------------------------------------------------------

                                                                                            Year Ended
                                               Six Months Ended                             December 31,
                                                June 30, 1997     -----------------------------------------------------------------
                                                 (Unaudited)        1996          1995          1994          1993         1992/1/
                                                -------------     --------      --------      --------      --------      ---------
Net asset value, beginning of period               $  19.50       $  19.55      $  19.22      $  19.79      $  19.96      $  20.46
                                                -------------     --------      --------      --------      --------      ---------
Income from investment operations
    Net investment income                              0.56           1.11          1.13          1.01          1.31          1.35
    Net realized and unrealized gain
        (loss) on investments                         (0.02)         (0.04)         0.33         (0.57)        (0.17)        (0.48)
                                                   ---------      --------      --------      --------      --------      --------

Total from investment operations                       0.54           1.07          1.46          0.44          1.14          0.87
                                                   ---------      --------      --------      --------      --------      --------
Less distributions to shareholders
    From net investment income                        (0.56)         (1.12)        (1.12)        (1.01)        (1.31)        (1.35)
    In excess of net investment income                   --             --         (0.01)           --            --            --
    From net realized gains on
        investments                                      --             --            --            --            --         (0.02)
                                                   ---------      --------      --------      --------      --------      --------
    Total distributions to
        shareholders                                  (0.56)         (1.12)        (1.13)        (1.01)        (1.31)        (1.37)
                                                   ---------      --------      --------      --------      --------      --------

    Net asset value, end of period                 $  19.48       $  19.50      $  19.55      $  19.22      $  19.79      $  19.96
                                                   ========       ========      ========      ========      ========      ========

Total return                                           2.80%          5.62%         7.85%         2.27%         5.08%         4.33%

Ratios (to average daily net assets)/Supplemental Data
    Expenses                                           0.37%+         0.35%         0.33%         0.33%         0.33%         0.37%
    Net investment income                              5.79%+         5.75%         5.95%         5.24%         5.82%         6.60%

    Portfolio Turnover                                   79%           156%          208%          154%          182%          167%

    Net assets, end of period (000's
        omitted)                                   $245,600       $194,074      $243,500      $277,017      $275,080      $289,969

 +    Computed on an annualized basis.
/1/   Audited by other auditors.

   The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

               Schedule of Investments - June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Expected
                                                                     Maturity                          Par              Value
Security                                                  Rate     (Unaudited)     Maturity           Value           (Note 1A)
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 89.6%

Asset Backed -- 29.4%
ACC Automobile Receivables Trust                         6.700%    02/17/1999     12/17/2003    $    6,461,317   $     6,473,432
Advanta Home Equity Trust Loan 1993-4 A1                 5.500%    04/15/2000     03/25/2010           647,874           614,873
Aircraft Lease Portfolio Trust 1994-1 A2                 7.150%    12/31/1997     09/15/2004         5,562,960         5,602,944
AT&T Capital Equipment 1996-1A2                          5.950%    01/10/1998     07/15/1998         3,030,000         3,037,575
Auto Finance Group 97 A                                  6.350%    12/01/1998     05/31/2002         5,000,000         4,998,438
Beneficial CA, Inc. Home Equity 1994-1 B/(a)/            6.100%    07/28/1997     03/29/2044         1,867,680         1,876,421
Capital Home Equity 1990-1B/(a)/                         6.438%    07/30/1997     12/31/1997         1,002,432         1,005,870
Capital Home Equity 1992-1/(a)/                          5.988%    07/20/1997     12/25/2012           198,314           198,437
Charter Financial Corp 1994-1A                           7.400%    02/28/1998     10/25/2001         1,113,670         1,124,458
Choice Credit Card Trust 1992-2B                         7.200%    03/15/1998     03/15/1998         4,000,000         4,030,000
Contimortgage Home Equity 1994-5 A2                      9.070%    07/30/1997     10/15/2009           544,993           550,443
Contimortgage Home Equity 1996-1 A2                      5.580%    02/01/1998     01/15/2011         3,999,970         3,981,220
Contimortgage Home Equity 1997-2 A2                      6.400%    05/01/1998     01/15/2012         3,000,000         2,994,844
Contimortgage Home Equtiy 1994-4A                        7.960%    12/30/1997     09/15/2009         2,945,314         2,972,006
Continental Mortgage Home Equity 1996-4 A2               6.230%    02/05/1998     10/15/2011         2,850,000         2,850,445
Equacredit Home Equity 1993-4                            5.725%    06/15/1999     12/15/2008         1,745,407         1,693,590
Equacredit Home Equity 1994-1A                           5.800%    08/30/1999     03/15/2009           578,725           561,092
Equicon Home Equity 1995-2 A1                            6.450%    08/30/1997     07/18/2010           578,424           577,610
Equicon Home Equity 1995-4 A1                            6.150%    07/15/1997     07/15/2004           439,948           439,948
Greentree Financial Corp.                                6.100%    12/15/1997     04/15/2018         1,221,614         1,217,411
Greentree Financial Corp. 1993-3                         5.200%    07/15/1997     10/15/2018           496,396           494,376
Greentree Financial Corp. 1995-DA1                       6.050%    07/15/1997     09/15/2025            83,869            83,869
Home Equity Loan 1992-2 A1/(a)/                          5.810%    07/20/1997     10/20/2007           381,194           382,266
Home Equity Loan Trust 1992-2A                           6.650%    02/15/1999     11/20/2012           526,283           522,007
IMC Home Equity Loan 1997-2 A2                           6.700%    06/25/1999     11/20/2011         1,750,000         1,752,461
Merrill Lynch Home Equity 1993-1B/(a)/                   6.438%    07/15/1997     02/15/2003         1,379,442         1,385,897
OSCC Home Equity Trust 1992-4 Cl A                       6.550%    01/25/1999     11/25/2007           497,584           494,474
Option One CTS ARM Trust 96-1 A2                         5.735%    07/25/1997     04/25/2026         2,524,983         2,528,928
Resolution Trust Corp. 1992-7 A3/(a)/                    7.350%    07/31/1997     03/25/2022           701,054           698,425
Security Pacific Home Equity Cl 1991-2 B                 8.150%    12/15/1997     06/15/2020         2,389,213         2,414,225
Standard Credit Card 1994-3 B                            7.000%    04/07/1999     04/07/2001         2,000,000         2,015,620
The Money Store Home Equity 1994-A A1                    4.875%    07/30/1997     03/15/2008         1,226,325         1,220,002
Transamerica Leasing 1995-1 A                            6.400%    10/15/1997     09/15/2001           741,791           745,036
World Omni Auto Lease                                    6.300%    03/15/1998     06/25/2002         6,817,225         6,834,268
World Omni Auto Lease                                    6.850%    09/15/1999     11/15/2002         3,748,043         3,739,844
                                                                                                                -----------------
Total Asset Backed (Cost $72,250,747)                                                                                 72,112,755
                                                                                                                -----------------

Collateralized Mortgage Obligations -- 1.5%
FHLB                                                     6.455%    07/18/1997     05/20/1999    $    2,500,000  $      2,500,000
FHLB                                                     6.455%     07/8/1997     07/08/1998         1,000,000         1,000,940
Merrill Lynch Mortgage Investors 1992-B A2               8.050%    07/15/1997     04/15/2012           291,599           291,415
                                                                                                                -----------------

   The accompanying notes are an integral part of the financial statements.

                    Standish, Ayer & Wood Investment Trust
                    Standish Short-Term Asset Reserve Fund

              Schedule of Investments - June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Expected
                                                                     Maturity                          Par              Value
Security                                                  Rate     (Unaudited)     Maturity           Value           (Note 1A)
---------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (continued)
Total Collateralized Mortgage Obligations
(Cost $3,801,985)                                                                                                       3,792,355
                                                                                                                   --------------

Corporate -- 42.5%

Financial -- 34.5%
American General Finance Corp.                           7.250%                   03/01/1998       $ 5,000,000     $   5,035,750
BankBoston(a)                                            5.550%                   08/28/1998         3,000,000         3,006,270
Banponce Corp.                                           6.270%                   03/04/1999         5,000,000         4,995,600
Bear Stearns Co.                                         7.625%                   09/15/1999         1,000,000         1,023,850
Bear Stearns Co.(a)                                      6.450%                   01/14/1999         2,800,000         2,786,000
Beneficial Corp.                                         8.170%                   11/09/1999         3,950,000         4,091,055
Dean Witter Discover(a)                                  5.510%                   03/10/1999         2,800,000         2,753,940
First USA Bank                                           6.125%                   10/30/1997         1,250,000         1,249,850
Fleet Mortgage Group, Inc.                               6.125%                   08/15/1997         1,000,000         1,000,380
Fleet Mortgage Group, Inc.                               7.180%                   12/24/1997         1,575,000         1,582,875
Ford Motor Credit Corp.(a)                               5.810%                   11/09/1998         2,800,000         2,810,220
General Electric Capital                                 5.360%                   01/20/1998         4,000,000         3,987,760
GMAC                                                     0.000%                   10/24/1997         4,400,000         4,321,680
Goldman Sachs Group L.P. 144A(a)                         6.100%                   04/15/1998         2,000,000         1,992,860
Goldman Sachs, Inc. 144A(a)                              5.931%                   01/26/1999         3,000,000         3,015,000
Great Western Bank                                       9.500%                   07/01/1997         3,800,000         3,800,000
Health & Rehab Property(a)                               6.283%                   07/13/1999         2,900,000         2,900,290
Huntington Bank                                          6.150%                   01/07/1999         1,550,000         1,547,551
Key Bank Corp.                                           6.050%                   04/06/1998         5,000,000         5,005,000
Lehman Brothers                                          8.375%                   02/15/1999         3,100,000         3,189,187
Lehman Brothers                                          6.780%                   05/06/1999         4,000,000         4,021,400
MBNA Corp.                                               5.886%                   05/05/1999         3,000,000         3,012,600
Merrill Lynch & Co.                                      0.000%                   07/28/1997         1,500,000         1,493,550
Morgan Stanley                                           9.250%                   03/01/1998         5,250,000         5,358,098
MTN-MBNA American Bank                                   7.120%                   04/12/1999         2,700,000         2,733,696
Salomon, Inc.                                            9.375%                   04/15/1998         5,000,000         5,122,800
Sigma Fin Asset Backed C.P.                              0.000%                   10/15/1997         2,500,000         2,456,000
USF&G Corp.                                              7.000%                   05/15/1998           525,000           528,885
                                                                                                                    -------------
                                                                                                                      84,822,147
                                                                                                                    -------------
Growth Cyclical -- 2.1%
Ford Motor Credit F Float(a)                             6.125%                   02/22/1999       $ 3,000,000     $   3,014,820
Sears Roebuck Co.                                        9.250%                   04/15/1998         2,000,000         2,048,320
                                                                                                                    -------------
                                                                                                                       5,063,140
                                                                                                                    -------------

Real Estate -- 5.7%
Equity Residential Property Operating L.P., REIT(a)      6.250%                   12/22/1997       $ 3,800,000     $   3,811,210
Taubman Realty, REIT(a)                                  5.973%                   11/03/1997         3,775,000         3,777,492
Wellsford Residential Property, REIT                     5.793%                   11/24/1999         6,500,000         6,507,800

    The accompanying notes are an integral part of the finacial statements.

                    Standish, Ayer & Wood Investment Trust
                    Standish Short-Term Asset Reserve Fund

              Schedule of Investments - June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                     Expected
                                                                     Maturity                          Par            Value
Security                                                 Rate       (Unaudited)    Maturity           Value         (Note 1A)
---------------------------------------------------------------------------------------------------------------------------------
Real Estate (continued)
                                                                                                                  ---------------
                                                                                                                      14,096,502
                                                                                                                  ---------------
Technology -- 0.2%
Comdisco, Inc.                                           6.290%                   10/22/1998       $   425,000    $      425,731
                                                                                                                  ---------------

Total Corporate (Cost $104,337,035)                                                                                  104,407,520
                                                                                                                  ---------------

Government/Other -- 2.4%

Australia -- 2.4%
St. George Build So Sf97                                 6.563%          "        07/14/2000       $ 4,000,000    $    4,058,720
St. Georges Bank                                         6.875%                   04/01/1999         1,800,000         1,808,406

Total Government/Other (Cost $5,831,485)                                                                               5,867,126
                                                                                                                  ---------------

U.S. Government Agency -- 8.0%

Pass Thru Securities -- 8.0%
American Express Centuri Bank                            5.788%    07/12/1999     07/12/1999       $ 2,500,000    $    2,508,400
FHLD                                                     0.000%                   09/26/1997         6,295,000         6,210,143
FHLMC                                                    8.000%    04/23/1999     02/01/2000-
                                                                                  07/01/2000         2,865,809         2,917,752
FHLMC                                                    7.000%    01/23/1999     08/01/1999         2,141,677         2,151,716
FHLMC                                                    8.000%    03/23/1999     05/01/2000           403,718           411,036
FHLMC/(a)/                                               7.816%    05/01/1998     02/01/2023           378,348           394,072
FHLMC Gold 5Yr                                           5.500%    01/23/1998     10/01/1998           990,768           986,210
FNMA                                                     0.000%                   10/07/1997         1,850,000         1,822,306
Resolution Trust Corp. 1992 Cl B                         7.150%    07/31/1997     12/25/2020         1,740,096         1,742,815
Resolution Trust Corp. 1992-12 A-A2                      7.500%    12/15/1997     08/25/2023           456,955           458,669
                                                                                                                  ---------------
                                                                                                                      19,603,119
                                                                                                                  ---------------

Total U.S. Government Agency (Cost $19,644,553)                                                                       19,603,119
                                                                                                                  ---------------

U.S. Treasury Obligations -- 5.8%

Treasury Notes -- 5.8%
U.S. Treasury Note                                       5.750%                   12/31/1998       $13,650,000    $   13,609,460
U.S. Treasury Note                                       6.125%                   03/31/1998           750,000           752,340
                                                                                                                  ---------------
                                                                                                                      14,361,800
                                                                                                                  ---------------

Total U.S. Treasury Obligations (Cost $14,374,396)                                                                    14,361,800
                                                                                                                  ---------------

TOTAL BONDS AND NOTES (COST $220,240,201)                                                                            220,144,675
                                                                                                                  ---------------

SHORT-TERM INVESTMENTS -- 7.2%

Commercial Paper -- 7.2%
General Electric Credit                                  5.340%                   07/07/1997       $ 2,400,000    $    2,397,840
Allstate                                                 6.060%                   07/01/1997         2,500,000         2,499,579
Anheuser Busch                                           6.100%                   07/01/1997         1,900,000         1,899,678

   The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

               Schedule of Investments - June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                          Par               Value
Security                                          Rate               Maturity            Value            (Note 1A)
------------------------------------------------------------------------------------------------------------------------
Ciesco L.P.                                        5.530%            07/01/1997       $ 4,000,000        $  3,996,313
McKesson                                           6.375%            07/01/1997         4,600,000           4,599,185
Xerox Credit Corp.                                 5.570%            07/07/1997         2,300,000           2,280,782
                                                                                                         -------------


TOTAL SHORT-TERM INVESTMENTS (COST $17,673,402)                                                            17,673,377
                                                                                                         -------------

TOTAL INVESTMENTS -- 96.8% (COST $237,913,603)                                                           $237,818,052

Other Assets, Less Liabilities -- 3.2%                                                                      7,782,004
                                                                                                         =============

NET ASSETS -- 100%                                                                                       $245,600,056

FHLB - Federal Home Loan Bank
FHLD - Federal Home Loan Discount
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GMAC - General Motors Acceptance Corporation
OSCC - Old Stone Credit Corporation
/(a)/Variable Rate Security

   The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                    Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1)  Significant Accounting Policies:

     Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations--

     Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

B. Repurchase agreements--

     It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

C. Securities transactions and income--

     Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premiums debt securities when required for federal income tax purposes.

D. Federal taxes--

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $3,071,161, $1,512,610, $5,263,400, $568,968 and $277,757
     which expire on December 31, 2000, December 31, 2001, December 31, 2002, December 31, 2003, and December 31, 2004 respectively. The Fund elected to defer to its fiscal year ending December 31, 1997, $113,973 of losses recognized during the period November 1, 1996 to December 31, 1996.

                    Standish, Ayer & Wood Investment Trust
                    Standish Short-Term Asset Reserve Fund

                   Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(2)  Distributions to Shareholders:

     Dividends on shares of the Fund are declared daily from net investment income and distributed monthly. Net capital gains, if any, are distributed annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of asset backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment and accumulated net realized gain
     (loss).

(3)  Investment Advisory Fee:

     The investment advisory fee is paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities, monthly at the annual rate of 0.25% of the Fund's average daily net assets. The advisory agreement provides that if the total operating expenses (excluding brokerage, taxes and extraordinary expenses) of the Fund in any fiscal year exceed 0.50% of the Fund's average daily net assets, the compensation due to SA&W shall be reduced by the amount of the excess. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)  Purchases and Sales of Investments:

     Purchases and sales of investments, other than short-term obligations were as follows:

                                                                Purchases              Sales
                                                               -----------            -------
     U.S. Government Securities..........................      $ 77,812,762         $83,743,436
                                                               ============         ===========
     Investments (non-U.S. government securities)........      $137,968,543         $33,413,156
                                                               ============         ===========

(5)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                Six Months Ended
                                                                                 June 30, 1997              Year ended
                                                                                  (Unaudited)            December 31, 1996
                                                                               ------------------        ------------------
     Shares sold............................................................          7,151,460                  9,748,426
     Shares issued to shareholders in payment of distributions declared.....            219,732                    548,316
     Shares redeemed........................................................         (4,715,285)               (12,798,043)
                                                                                 ---------------           ----------------
     Net increase/(decrease)................................................          2,655,907                 (2,501,301)
                                                                                 ===============           ================

                    Standish, Ayer 7 Wood Investment Trust
                    Standish Short-Term Asset Reserve Fund

                   Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(6)  Federal Income Tax Basis of Investment Securities:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at June 30, 1997, as computed on a federal income tax basis, were as follows:

     Aggregate Cost........................................        $237,913,603
                                                                   ============

     Gross unrealized appreciation.........................        $    351,034
     Gross unrealized depreciation.........................            (446,585)
     Net unrealized appreciation (depreciation)............        ------------
                                                                   $    (95,551)
                                                                   ============

(7)  Financial Instruments

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

     The Fund trades the following financial instruments with off-balance sheet risk:

     Options--

     Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no outstanding written option contracts at June 30, 1997.